Certain portions of this exhibit (indicated by “[*****]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K

AMENDMENT NO. 4, dated as of September 6, 2022, to CONVERTIBLE SENIOR SECURED DELAYED-DRAW CREDIT AGREEMENT (as amended by Amendment No. 1 thereto, dated as of February 2, 2022, Amendment No. 2 thereto, dated as of March 25, 2022, and Amendment No. 3 thereto, dated as of June 9, 2022, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Atlas Financial Holdings, Inc., American Insurance Acquisition Inc., Anchor Group Management Inc. (“AGMI”), Anchor Holdings Group, Inc, optOn Digital IP Inc., optOn Insurance Agency Inc., Plainview Premium Finance Company, Inc., jointly and severally (collectively, the “Credit Parties”), the Lenders (as defined therein), and Sheridan Road Partners, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
The Credit Parties, the Administrative Agent, the Lenders whose signatures appear at the foot of this Agreement (who include the Requisite Lenders, as defined in the Credit Agreement), and the New Lenders (as defined below) hereby agree as follows:
1.Definitions, Etc. All terms used herein, unless otherwise defined, shall have the meanings ascribed thereto in the Credit Agreement. References to “Articles” and “Sections” in this Amendment are references to Articles and Sections of the Credit Agreement. References to “Attachments” are references to attachments to this Amendment No. 4.
2.Purposes. The purposes of this Amendment No. 4 are to provide for (a) the addition of new Lenders as signatories to the Credit Agreement having the respective Term Loan Commitments set forth on Attachment 1, (b) an increase in the Total Term Loan Commitment from $6,200,000 to $7,200,000, and (c) the other modifications and supplements to the terms of the Credit Agreement and the other Credit Documents provided for herein.
3.New Lenders and Increased Commitment. Each of the Lenders designated on Attachment 1 as a “New Lender,” by its execution and delivery of this Amendment No. 4 shall become a Lender under the Credit Agreement with the Term Loan Commitment and the address for notices indicated on Attachment 1. Each of the Lenders designated as an “Increasing Lender” shall increase the amount of its Term Loan Commitment by the amount indicated on Attachment 1. All of the parties acknowledge that the Term Loan Commitments of the Lenders other than the New Lenders and the Increasing Lenders have been fully satisfied and that any Term Loans made from and after the date hereof shall be made solely by the New Lenders and the Increasing Lenders in proportion to their respective Term Loan Commitments set forth on Attachment 1.
4.Amendments.
(a)Total Term Loan Commitment. The definition of the term “Total Term Loan Commitment” in Section 1.1 is hereby amended to provided that the term means the aggregate amount of the Term Loan Commitments as of the date of this Amendment No. 4 which is $7,200,000.
(b)Borrowings. Section 2.2 is hereby amended by revising Section 2.2(c) to read in its entirety as follows:

(c) Delayed Draw and Expansion Loans. During the Availability Period, subject to the satisfaction of the conditions set forth in Article IV, additional Term Loans in the aggregate principal amount of $1,000,000 (“Delayed-Draw Loans”) and, after the Delayed-Draw Loans have been fully funded, Expansion Loans in the aggregate principal amount of $4,200,000 may be borrowed during the Availability Period. All Delayed-Draw Loans and Expansion Loans shall be made pursuant to a Borrowing Certificate delivered to the Administrative Agent pursuant to Section 2.2(a).
(c)Collateral. The provisions of paragraph 4(d)(2) of Amendment No. 3 to the Credit Agreement shall be of no further force and effect. As promptly as practicable following the making of the Expansion Loans provided for by the increase in Term Loan Commitments pursuant to this Amendment No. 4, the Credit Parties shall take all steps as the Administrative Agent shall reasonably request to create and perfect the first-priority perfected security interest provided for in Section 4.2(e) in the personal property of, and the Equity Interests in, AGMI, including to the extent not theretofore completed:
(1)AGMI’s becoming a party to the Pledge and Security Agreement and other Collateral Documents;
(2)the delivery to the Administrative Agent of share certificates representing all of the issued and outstanding Equity Interests in AGMI together with stock powers therefor duly endorsed in blank for transfer; and
(3)the complete execution and delivery, no later than October 1, 2022, of all Deposit Account Control Agreements contemplated by the Credit Agreement and the Pledge and Security Agreement with respect to deposit accounts maintained by AGMI (other than those identified by the Credit Parties as being so-called “trust accounts” for the benefit of customers of AGMI, with respect to which AGMI shall maintain, at all times, only the minimum amounts required by its customer agreements).
In addition, the Credit Parties shall, not later than September 15, 2022, deliver the certificates of insurance provided for in Section 4.2(g) insofar as they relate to claims of or against AGMI.
5.Miscellaneous.
(a)Except as expressly provided in this Amendment No. 4, the Credit Documents as in existence prior to the date hereof shall remain unmodified and in full force and effect.
(b)From and after the date hereof, all references to the Credit Agreement in the Credit Documents shall be deemed references to the Credit Agreement as amended and supplemented by this Amendment No. 4.
(c)This Amendment No. 4 is a Credit Document and the provisions of Sections 9.11, 9.14, 9.15, 9.16, 9.19 and 9.20 are incorporated herein by reference adjusted mutatis mutandis so that references to the Credit Agreement shall be deemed references to this Amendment No. 4.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to be duly executed and delivered as of the date first above written.

ATLAS FINANCIAL HOLDINGS, INC.,
a Cayman Islands exempted company limited by shares
By: /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
ANCHOR GROUP MANAGEMENT INC.,
a New York corporation
By:    /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
optON DIGITAL IP INC.,
a Delaware corporation
By:    /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
UBI HOLDINGS INC.,
a Delaware corporation
By:    /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO

AMERICAN INSURANCE ACQUISITION INC., a Delaware corporation
By:    /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
ANCHOR HOLDINGS GROUP, INC.,
a New York corporation
By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
optON INSURANCE AGENCY INC.,
a Delaware corporation
By:    /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
PLAINVIEW PREMIUM FINANCE COMPANY, INC., a Delaware corporation

By:    /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO

[*****]
[Lender Signature Pages Omitted]